Exhibit 99.1



CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Remington Products Company, L.L.C. (the "Company") on Form 10-Q for the quarterly period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and dates indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:  August 13, 2002                  /s/ Neil P. DeFeo
       ---------------                 ---------------------------------
                                       Chairman, Chief Executive Officer
                                          and President


Date:  August 13, 2002                  /s/ Alexander R. Castaldi
       ---------------                 ----------------------------------
                                       Executive Vice President,
                                          Chief Financial and
                                          Administrative Officer